                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, pursuant to the September 16, 1996 resolution of the Board of Directors of Daniel Industries, Inc., (the "Company") I, Ralph H. Clemons, Jr., the undersigned director of the Company, hereby constitute and appoint W.A. Griffin, III or James M. Tidwell, and each of them, either one of whom may act without joinder of the other, to be my true and lawful attorneys-in-fact and agents to sign my name, in my place and stead, in any capacity, to the registration statement on Form S-4 and amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 5,100,000 shares of the Company's common stock to be issued in connection with merger of Bettis Corporation with Blue Acquisition, Inc., a wholly owned subsidiary of the Company and to file the registration statement, with all exhibits thereto, other documents in connection therewith and amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.



October 21, 1996                                   Ralph H. Clemons, Jr.

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, pursuant to the September 16, 1996 resolution of the Board of Directors of Daniel Industries, Inc., (the "Company") I, Ralph F. Cox, the undersigned director of the Company, hereby constitute and appoint W.A. Griffin, III or James M. Tidwell, and each of them, either one of whom may act without joinder of the other, to be my true and lawful attorneys-in-fact and agents to sign my name, in my place and stead, in any capacity, to the registration statement on Form S-4 and amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 5,100,000 shares of the Company's common stock to be issued in connection with merger of Bettis Corporation with Blue Acquisition, Inc., a wholly owned subsidiary of the Company and to file the registration statement, with all exhibits thereto, other documents in connection therewith and amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.



October 21, 1996                                   Ralph F. Cox

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, pursuant to the September 16, 1996 resolution of the Board of Directors of Daniel Industries, Inc., (the "Company") I, Gibson Gayle, Jr., the undersigned director of the Company, hereby constitute and appoint W.A. Griffin, III or James M. Tidwell, and each of them, either one of whom may act without joinder of the other, to be my true and lawful attorneys-in-fact and agents to sign my name, in my place and stead, in any capacity, to the registration statement on Form S-4 and amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 5,100,000 shares of the Company's common stock to be issued in connection with merger of Bettis Corporation with Blue Acquisition, Inc., a wholly owned subsidiary of the Company and to file the registration statement, with all exhibits thereto, other documents in connection therewith and amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.



October 21, 1996                                   Gibson Gayle, Jr.

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, pursuant to the September 16, 1996 resolution of the Board of Directors of Daniel Industries, Inc., (the "Company") I, W.A. Griffin, the undersigned director of the Company, hereby constitute and appoint W.A. Griffin, III or James M. Tidwell, and each of them, either one of whom may act without joinder of the other, to be my true and lawful attorneys-in-fact and agents to sign my name, in my place and stead, in any capacity, to the registration statement on Form S-4 and amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 5,100,000 shares of the Company's common stock to be issued in connection with merger of Bettis Corporation with Blue Acquisition, Inc., a wholly owned subsidiary of the Company and to file the registration statement, with all exhibits thereto, other documents in connection therewith and amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.



October 21, 1996                                   W.A. Griffin

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, pursuant to the September 16, 1996 resolution of the Board of Directors of Daniel Industries, Inc., (the "Company") I, Ronald C. Lassiter, the undersigned director of the Company, hereby constitute and appoint W.A. Griffin, III or James M. Tidwell, and each of them, either one of whom may act without joinder of the other, to be my true and lawful attorneys-in-fact and agents to sign my name, in my place and stead, in any capacity, to the registration statement on Form S-4 and amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 5,100,000 shares of the Company's common stock to be issued in connection with merger of Bettis Corporation with Blue Acquisition, Inc., a wholly owned subsidiary of the Company and to file the registration statement, with all exhibits thereto, other documents in connection therewith and amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.



October 21, 1996                                   Ronald C. Lassiter

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, pursuant to the September 16, 1996 resolution of the Board of Directors of Daniel Industries, Inc., (the "Company") I, Leo E. Linbeck, Jr., the undersigned director of the Company, hereby constitute and appoint W.A. Griffin, III or James M. Tidwell, and each of them, either one of whom may act without joinder of the other, to be my true and lawful attorneys-in-fact and agents to sign my name, in my place and stead, in any capacity, to the registration statement on Form S-4 and amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 5,100,000 shares of the Company's common stock to be issued in connection with merger of Bettis Corporation with Blue Acquisition, Inc., a wholly owned subsidiary of the Company and to file the registration statement, with all exhibits thereto, other documents in connection therewith and amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.



October 21, 1996                                   Leo E. Linbeck, Jr.

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, pursuant to the September 16, 1996 resolution of the Board of Directors of Daniel Industries, Inc., (the "Company") I, Brian E. O'Neill, the undersigned director of the Company, hereby constitute and appoint W.A. Griffin, III or James M. Tidwell, and each of them, either one of whom may act without joinder of the other, to be my true and lawful attorneys-in-fact and agents to sign my name, in my place and stead, in any capacity, to the registration statement on Form S-4 and amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 5,100,000 shares of the Company's common stock to be issued in connection with merger of Bettis Corporation with Blue Acquisition, Inc., a wholly owned subsidiary of the Company and to file the registration statement, with all exhibits thereto, other documents in connection therewith and amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.



October 21, 1996                                   Brian E. O'Neill

                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, pursuant to the September 16, 1996 resolution of the Board of Directors of Daniel Industries, Inc., (the "Company") I, Richard L. O'Shields, the undersigned director of the Company, hereby constitute and appoint W.A. Griffin, III or James M. Tidwell, and each of them, either one of whom may act without joinder of the other, to be my true and lawful attorneys-in-fact and agents to sign my name, in my place and stead, in any capacity, to the registration statement on Form S-4 and amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 5,100,000 shares of the Company's common stock to be issued in connection with merger of Bettis Corporation with Blue Acquisition, Inc., a wholly owned subsidiary of the Company and to file the registration statement, with all exhibits thereto, other documents in connection therewith and amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.



October 21, 1996                                   Richard L. O'Shields